SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

PEOPLESOFT, INC.

(Exact Name of Registrant as Specified in Charter)

0-20710
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	68-0137069 (I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA (Address of Principal Executive Offices)	94588 (Zip Code)

Registrant’s telephone number, including area code: (925) 694-3000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

99.1	Craig A. Conway Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Kevin T. Parker Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

ITEM 9. REGULATION FD DISCLOSURE

On August 12, 2002, Craig A. Conway, the Principal Executive Officer of PeopleSoft, Inc., and Kevin T. Parker, the Principal Financial Officer of PeopleSoft, Inc., each delivered sworn statements to the Securities and Exchange Commission in accordance with Commission Order No. 4-460 (June 27, 2002), and the published Statement of the Commission Staff (July 29, 2002). Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2. The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of: August 12, 2002

PEOPLESOFT, INC

By:	/s/ KEVIN T. PARKER Kevin T. Parker Executive Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Craig A. Conway Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Kevin T. Parker Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.